EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Michael E. McHugh
Michael E. McHugh

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Donald VanSingel
Donald VanSingel

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Fred Finkbeiner
Fred Finkbeiner

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ K. Tim Bull
K. Tim Bull

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Donald Swanson
Donald Swanson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Robert C. Humphreys
Robert C. Humphreys

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Richard L. Edgar
Richard L. Edgar

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Gary Gust
Gary Gust

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ John Niederer
John Niederer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Ben J. Landheer
Ben J. Landheer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Paul K. Spoelman
Paul K. Spoelman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Ronald Hansen
Ronald Hansen

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Jerry Arends
Jerry Arends

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Stock Incentive Plan of 1998, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: July 29, 1999	/s/ Dennis C. Nelson
Dennis C. Nelson